Statutory Prospectus Supplement dated January 14, 2011
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Institutional Class shares of the Funds listed below:
Invesco Basic Balanced Fund
Invesco Global Core Equity Fund
Invesco International Small Company Fund
Invesco Mid Cap Basic Value Fund
Invesco Small Cap Equity Fund
The following information replaces in its entirety the third paragraph appearing under the heading “FUND SUMMARIES — Invesco Global Core Equity Fund — Principal Investment Strategies of the Fund”:
     “The Fund invests, under normal circumstances, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, specifically, common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.”
The following information replaces in its entirety the fourth paragraph appearing under the heading “INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS — Invesco Global Core Equity Fund — Objective and Strategies”:
     “The Fund invests, under normal circumstances, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, specifically, common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.”

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